UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2017

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-31392	98-0351734
(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park Building No. 5 Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 7108607
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 17, 2017, the registrant announced that Germany’s health regulatory agency, the Paul Ehrlich Institute (PEI), has cleared the registrant to begin enrollment in Germany for its pivotal Phase III trial of PLX-PAD cells in the treatment of Critical Limb Ischemia (CLI) for patients who are unsuitable for revascularization. The results of the Phase III trial may provide for expedited approval of PLX-PAD for CLI in Europe, due to the registrant’s CLI program having been previously selected by the European Medicines Agency’s Adaptive Pathways pilot project. The registrant anticipates that the data from the Phase III study may also potentially be used as the basis for submission of a Biologics License Application (BLA) to the U.S. Food and Drug Administration (FDA) targeting commercialization for PLX-PAD treatment of CLI.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, forward-looking statements are being used when the registrant discusses the potential for the expedited approval of PLX-PAD cells for CLI in Europe as well as the potential for the results of the Phase III CLI study to support the submission of a BLA to the FDA. These forward-looking statements and their implications are based on the current expectations of the management of the registrant only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; the registrant may encounter delays or obstacles in launching and/or successfully completing its clinical trials; the registrant’s products may not be approved by regulatory agencies, the registrant’s technology may not be validated as it progresses further and its methods may not be accepted by the scientific community; the registrant may be unable to retain or attract key employees whose knowledge is essential to the development of our products; unforeseen scientific difficulties may develop with our process; the registrant’s products may wind up being more expensive than the registrant anticipates; results in the laboratory may not translate to equally good results in real surgical settings; results of preclinical studies may not correlate with the results of human clinical trials; the registrant’s patents may not be sufficient; the registrant’s products may harm recipients; changes in legislation; inability to timely develop and introduce new technologies, products and applications; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of the registrant to differ materially from those contemplated in such forward-looking statements. In addition, historic results of scientific research do not guarantee that the conclusions of future research would not suggest different conclusions or that historic results would not be interpreted differently in light of additional research or otherwise. Except as otherwise required by law, the registrant undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting the registrant, reference is made to the registrant's reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: January 17, 2017	By:	/s/ Yaky Yanay
Name: Yaky Yanay
Title: President, Chief Financial Officer and Chief Operating Officer